Report of Independent
Auditors





To the Board of Directors and Shareholders
Of Japan Smaller Capitalization Fund, Inc.

In planning and performing our
audit of the financial statements
of Japan Smaller Capitalization,
Inc. (the "Company") for the
year ended February 29, 2004,
we considered its internal
control, including control
activities for safeguarding
securities, in order to determine
our auditing procedures for the
purpose of expressing our
opinion on the financial
statements and to comply with
the requirements of Form N-
SAR, not to provide assurance on
internal control.

The management of the
Company is responsible for
establishing and maintaining
internal control.  In fulfilling
this responsibility, estimates
and judgments by management
are required to assess the
expected benefits and related
costs of controls. Generally,
controls that are relevant to an
audit pertain to the entity's
objective of preparing financial
statements for external
purposes that are fairly
presented in conformity with
generally accepted accounting
principles.  Those controls
include the safeguarding of
assets against unauthorized
acquisition, use or disposition.

Because of inherent
limitations in internal control,
errors or fraud may occur and
not be detected.  Also,
projection of any evaluation
of internal control to future
periods is subject to the risk
that controls may become
inadequate because of
changes in conditions or that
the effectiveness of their
design and operation may
deteriorate.

Our consideration of internal
control would not necessarily
disclose all matters in internal
control that might be material
weaknesses under standards
established by the American
Institute of Certified Public
Accountants.  A material
weakness is a condition in
which the design or operation
of one or more of the internal
control components does not
reduce to a relatively low
level the risk that
misstatements caused by
error or fraud in amounts that
would be material in relation
to the financial statements
being audited may occur and
not be detected within a
timely period by employees
in the normal course of
performing their assigned
functions.  However, we
noted no matters involving
internal control and its
operation, including controls
for safeguarding securities,
that we consider to be
material weaknesses as
defined above as o February
29, 2004.



This report is intended
solely for the information
and use of the Board of
Directors, management and
the Securities and
Exchange Commission and
is not intended to be and
should not be used by
anyone other than these
specified parties.


PricewaterhouseCoopers LLP
New York, New York
April 21, 2004